A P R I L 1 6 , 2 0 0 9 F I N A N C I A L R E S U L T S F1Q09

1Q09 Financial highlights Net income of $2.1B; EPS of $0.40 Generated record firmwide revenue of $26.9B and pretax, pre-provision profit of $13.5B (on a managed basis1): Record revenue and net income in the Investment Bank WaMu integration on track, driving Retail Banking growth in deposits by 62% and in checking accounts by 126% Fortress balance sheet strengthened further: $ 87.2B of tangible common equity2, 7.2% of risk-weighted assets Tier 1 Capital of $137.2B, 11.3% Tier 1 Capital ratio (9.2% excluding TARP capital) Added $4.2B to credit reserves, bringing total to $28.0B; firmwide loan loss coverage ratio of 4.53%3 1 See notes 2 and 3 on page 21 2 See note 1 on page 21 3 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction

1Q09 Managed results1 $ $ O/(U) 1Q09 4Q08 1Q08 Results excl. Merger-related items2 Revenue (FTE)1 $27,062 $7,740 $9,164 Credit Costs1 10,060 1,477 4,955 Expense 13,136 2,129 4,205 Merger-related items2 (after-tax) (234) (1,298) (234) Reported Net Income $2,141 $1,439 ($232) Reported EPS $0.40 $0.34 ( $0.27) ROE3 5% 1% 8% ROE Net of GW3 7% 1% 12% ROTCE3,4 8% 1% 13% 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable- equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses. See notes 2 and 3 on slide 21 2 Merger-related items relate to the Bear Stearns and WaMu transactions 3 Actual numbers for all periods, not over/under 4 See note 1 on slide 21

Investment Bank

$ in millions		$ O/(U)	
	1Q09	4Q08	1Q08
Revenue	$8,341	$8,643	$5,330
Investment Banking Fees	1,380	7	174
Fixed Income Markets	4,889	6,560	4,423
Equity Markets	1,773	1,867	797
Credit Portfolio	299	209	(64)
Credit Costs	1,210	445	592
Expense	4,774	2,033	2,221
Net Income	$1,606	$3,970	$1,693
Key Statistics[1]			
Overhead Ratio	57%	NM	85%
Comp/Revenue	40%	NM	41%
Avg Loans ($B)	$82.4	$89.5	$93.7
Allowance for Loan Losses ($B)	$4.7	$3.4	$1.9
NPLs ($B)	$1.8	$1.2	$0.3
Net Charge-off Rate[2]	0.21%	0.47%	0.07%
ALL / Avg Loans[2]	6.68%	4.71%	2.55%
ROE[3]	20%	(28)%	(2)%
VAR[4]	$336	$327	$122
EOP Equity ($B)	$33.0	$33.0	$22.0

[1] Actual numbers for all periods, not over/under
[2] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[3] Calculated based on average equity. 1Q09 average equity was $33.0B
[4] Average Trading and Credit Portfolio VAR

- Record net income of $1.6B on record revenue of $8.3B
- IB fees of $1.4B up 14% YoY reflecting strong debt underwriting
- Record Fixed Income Markets revenue of $4.9B reflecting:
  - Record results in credit trading, emerging markets and rates and very strong results in currencies
  - Net markdowns of $711mm on legacy leveraged lending commitments; includes substantial markdowns related to the auto industry
  - Net mortgage-related markdowns of $214mm
  - Gain of $422mm due to widening of the firm's credit spread on certain structured liabilities
- Record Equity Markets revenue of $1.8B reflecting:
  - Strong trading results and strong client revenue, particularly in Prime Services
  - Gain of $216mm due to widening of the firm's credit spread on certain structured liabilities
- Credit Portfolio revenue of $299mm down 18% YoY
- Credit costs of $1.2B include NCOs of $36mm and reflect a weakening credit environment
  - Loan loss coverage ratio of 6.68% in 1Q09 up from 4.71% in 4Q08 and 2.55% in 1Q08
- Expense up 87% YoY, primarily reflecting higher performance-based compensation expense on record revenue and the impact of the Bear Stearns merger

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
3

IB league tables League table results Thomson Reuters Continue to rank #1 in two capital raising 1Q09 20081 league tables for 1Q09 YTD per Thomson Rank Share Rank Share Reuters Global Debt, Equity & Equity-related Global M&A Announced2 #2 42.9% #2 26.5% Global Equity & Equity-related US M&A Announced3 #3 66.1% #2 33.6% Global Debt, Equity & Equity-related #1 10.5% #1 9.5% Ranked #1 in Global Fees for 1Q09 with 8.3% US Debt, Equity & Equity-related #1 15.2% #2 15.0% market share per Dealogic Global Equity & Equity-related4 #1 12.8% #1 9.5% US Equity & Equity-related #1 21.2% #1 11.0% Global Debt5 #1 10.4% #1 9.4% Global Long-term Debt5 #2 8.9% #3 8.8% US Long-term Debt5 #1 14.1% #2 15.0% Global Loan Syndications #6 6.3% #1 11.0% S T US Loan Syndications #3 16.5% #1 26.9% L U 1 Source: 2008 data is pro forma for Bear Stearns S E 2 Global M&A for 2008 for Thomson Reuters includes transactions withdrawn since 12/31/08 R 3 US M&A for Thomson Reuters represents any US involvement; 2008 includes transactions withdrawn since 12/31/08 L 4 Global Equity & Equity-related includes rights offerings A 5 Debt & Long-term Debt includes ABS, MBS and taxable municipal securities I Note: Rankings as of 04/06/09; 2008 represents Full Year C N A N I F 4

IB key risk exposures Leveraged lending Markdowns of $711mm, net of hedges, on the remaining legacy commitments $ 11.5B of legacy commitments with gross markdowns of $6.0B, or 52%; market value at 3/31/09 of $5.5B $ 12.6B of legacy commitments at 12/31/08 ($1.1B) reduction, or 9% of exposure $ 11.5B of legacy commitments at 3/31/09 classified as held-for-sale Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 3/31/09 R E S U L T S F I N A N C I A L

IB key risk exposures Mortgage-related $ in billions Exposure as of Exposure Exposure as of 12/31/2008 reduction 03/31/2009 Prime $1.8 ($0.3) $1.5 Alt-A 4.3 ($0.3) 4.0 Subprime 0.9 (0.2) 0.7 Subtotal Residential $7.0 ($0.8) $6.2 Commercial 7.7 (1.2) 6.5 Mortgage Exposure $14.7 ($2.0) $12.7 1Q09 reductions of 14% on mortgage-related exposures $ 214mm of net markdowns, largely driven by commercial Prime / Alt-A exposure of $5.5B, difficult to hedge effectively Prime — securities of $1.4B and $0.1B of loans Alt-A — securities of $1.3B and $2.7B of first lien mortgages R E S U L T S Subprime exposure of $0.7B, actively hedged Commercial exposure of $6.5B, actively hedged Securities of $2.4B, of which 46% are AAA-rated; 20% / 80% fixed vs. floating-rate securities F I N A N C I A L $4.1B of loans, primarily senior

Retail Financial Services—Drivers

Retail Banking - $ in billions	1Q09	4Q08	1Q08
Key Statistics			
Average Deposits	$345.8	$339.8	$214.1
Deposit Margin	2.85%	2.94%	2.64%
Checking Accts (mm)	25.0	24.5	11.1
# of Branches	5,186	5,474	3,146
# of ATMs	14,159	14,568	9,237
Investment Sales ($mm)	$4,398	$3,956	$4,084

- Average deposits up 62% YoY and 2% QoQ, while deposit NII is up 69% YoY and down 3% QoQ
- Branch production statistics:
  - Checking accounts up 126% YoY and 2% or ~485K QoQ
  - Credit card sales up 50% YoY and down 12% QoQ
  - Mortgage originations up 32% YoY and 87% QoQ
  - Investment sales up 8% YoY and 11% or ~$442mm QoQ

Consumer Lending - $ in billions	1Q09	4Q08	1Q08
Credit Metrics:			
Net Charge-off Rate (excl. credit-impaired)	3.12%	2.32%	1.57%
Allowance to EOP Loans (excl. credit-impaired)	3.79%	3.16%	2.10%
Key Statistics			
Home Equity Originations	$0.9	$1.7	$6.7
Avg Home Equity Loans Owned[1]	$141.8	$142.8	$95.0
Mortgage Loan Originations	$37.7	$28.1	$47.1
Avg Mortgage Loans Owned[1,2]	$148.3	$149.8	$51.3
3rd Party Mortgage Loans Svc'd	$1,149	$1,173	$627
Auto Originations	$5.6	$2.8	$7.2
Avg Auto Loans	$42.5	$42.9	$43.2

- Total originations of $45.9B
  - Mortgage loan originations down 20% YoY and up 34% QoQ
    - Increase QoQ reflects strong refinancing demand
    - For 1Q09, greater than 90% of mortgage originations fall under agency and government programs
  - Auto originations down 22% YoY and up 100% QoQ
- 3rd party mortgage loans serviced up 83% YoY and down 2% QoQ

[1] Includes purchased credit-impaired loans acquired as part of the WaMu transaction
[2] Does not include held-for-sale loans

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
7

Retail Financial Services

$ in millions		$ O/(U)	
	1Q09	4Q08	1Q08
Retail Financial Services			
Net income	$474	($150)	$785
ROE[1,2]	8%	10%	(7)%
EOP Equity ($B)[1]	$25	$25	$17
Retail Banking			
Net Interest Income	$2,614	($73)	$1,069
Noninterest Revenue	$1,718	($116)	$752
Total Revenue	$4,332	($189)	$1,821
Credit Costs	$325	$57	$276
Expense	$2,580	$47	$1,018
Net Income	$863	($177)	$318
Consumer Lending			
Net Interest Income	$2,624	$601	$1,095
Noninterest Revenue	$1,879	($261)	$1,156
Total Revenue	$4,503	$340	$2,251
Credit Costs	$3,552	$244	$913
Expense	$1,591	$78	$581
Net Income	($389)	$27	$467

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity. 1Q09 average equity was $25B

- Total Retail Financial Services net income of $474mm compared to net loss of $311mm in the prior year
- Retail Banking net income of $863mm, up 58% YoY:
  - Total revenue of $4.3B increased 73% YoY reflecting the impact of the WaMu transaction, wider deposit spreads and higher deposit-related fees
  - Increased credit costs due to an increase in the allowance for loan losses for business banking loans reflecting a weakening credit environment
  - Expense growth of 65% YoY reflecting the impact of the WaMu transaction and higher FDIC insurance premiums
- Consumer Lending net loss of $389mm compared to a net loss of $856mm in the prior year:
  - Total revenue of $4.5B, up 100% YoY, driven by the impact of the WaMu transaction, a $1.0B gain in MSR risk management results and wider loan spreads
  - Credit costs in 1Q09 reflect higher losses and a $1.6B addition to the allowance for loan losses
  - Expense growth of 58% YoY reflecting the impact of the WaMu transaction, higher servicing expense due to increased delinquencies and defaults and higher mortgage reinsurance losses

FINANCIAL RESULTS
JPMorgan Chase & Co.
8

Home Equity

Excluding credit-impaired loans

30-day Delinquency trend


3.25%
2.75%
2.25%
1.75%
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09

Note: 30-day delinquencies prior to September '08 are heritage Chase

Key statistics

	1Q09	4Q08	1Q08
Excluding credit-impaired[1]			
EOP owned portfolio ($B)	$111.7	$114.3	$95.0
Net charge-offs ($mm)	$1,098	$770	$447
Net charge-off rate	3.93%	2.67%	1.89%
Nonperforming loans ($mm)	$1,591	$1,394	$924

[1] Excludes purchased credit-impaired loans acquired as part of the WaMu transaction

Comments on Home Equity portfolio

- Losses continue to come predominantly from high CLTV loans
- For new originations, maximum CLTV remains at 50-70% based on geographic location
- Quarterly losses could be as high as $1.4B

Note: CLTV=Combined Loan to Value. This metric represents how much the borrower owes on the property against the value

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
9

Prime Mortgage Excluding credit-impaired loans 30-day Delinquency trend Key statistics 1Q09 4Q08 1Q08 7% 6% Excluding credit-impaired1 5% EOP balances ($B) $65.4 $65.2 $38.2 4% Net charge-offs ($mm) $312 $195 $50 3% Net charge-off rate 1.95% 1.20% 0.56% 2% Nonperforming loans ($mm) $2,691 $1,876 $860 1% 1 Excludes purchased credit-impaired loans acquired as part of the WaMu transaction Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Note: 30-day delinquencies prior to September ‘08 are heritage Chase Comments on Prime Mortgage portfolio 30+ delinquencies continue to grow, driven in part by foreclosure moratoriums and loss mitigation efforts Losses coming predominantly from CA and FL (80% of losses) and 2006/2007 vintages (86% of losses) New portfolio originations are subject to strict underwriting requirements, especially in areas with R E S U L T S the most severe expected home price deterioration and unemployment growth F I N A N C I A L Quarterly losses could be as high as $500mm over the next several quarters

Subprime Mortgage Excluding credit-impaired loans 30-day Delinquency trend Key statistics 28% 1Q09 4Q08 1Q08 Excluding credit-impaired1 24% EOP owned portfolio ($B) $14.6 $15.3 $15.8 20% Net charge-offs ($mm) $364 $319 $149 Net charge-off rate 9.91% 8.08% 3.82% 16% Nonperforming loans ($mm) $2,545 $2,690 $1,401 12% 1 Excludes purchased credit-impaired loans acquired as part of the WaMu transaction Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Note: 30-day delinquencies prior to September ‘08 are heritage Chase Comments on Subprime Mortgage portfolio Eliminated new production and portfolio is in run-off 30+ delinquencies are flat for March vs. February Quarterly losses could be as high as $375-$475mm over the next several quarters R E S U L T S F I N A N C I A L 11

WaMu integration update — on track Completed rebrand of 708 branches and 1,900 ATMs, and opened 9 regional counseling centers for troubled homeowners in California Consolidated nearly 300 branches during the first quarter; an additional 92 consolidations expected for remainder of 2009 Deposit systems conversions expected to be completed in three waves, with all conversions completed by the end of 2009 Successfully completed the conversion of the WaMu credit card portfolio to the Chase TSYS processing system Deposit balances have increased slightly since September 25, 2008, even with the significant reduction in customer rate from Fed cuts and repositioning in the WaMu book Expense reductions of approximately $2.8B (gross) expected, with majority of savings expected to be achieved by the end of 2009 Investment spend of $750mm for sales people, facilities and marketing R E S U L T S F I N A N C I A L

Card Services (Managed)

$ in millions

	1Q09	$ O/(U) 4Q08	$ O/(U) 1Q08
Revenue	$5,129	$221	$1,225
Credit Costs	4,653	687	2,983
Expense	1,346	(143)	74
Net Income	($547)	($176)	($1,156)
Key Statistics Incl. WaMu ($B)[1]			
ROO (pretax)	(1.92)%	(1.16)%	2.52%
ROE[2]	(15)%	(10)%	17%
EOP Equity	$15.0	$15.0	$14.1
Key Statistics Excl. WaMu ($B)[1]			
Avg Outstandings	$155.8	$159.6	$153.6
EOP Outstandings	$150.2	$162.1	$150.9
Charge Volume	$71.4	$88.2	$85.4
Net Accts Opened (mm)	2.2	3.8	3.4
Managed Margin	8.75%	8.18%	8.34%
Net Charge-Off Rate	6.86%	5.29%	4.37%
30+Day Delinquency Rate	5.34%	4.36%	3.66%

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity. 1Q09 average equity was $15B

- Net loss of $547mm down $1.2B YoY
- Credit costs of $4.7B are due to higher net charge-offs and a $1.2B addition to the allowance for loan losses, reflecting a weakening credit environment
  - Net charge-off rate (excluding the WaMu portfolio) of 6.86% in 1Q09 vs. 4.37% in 1Q08 and 5.29% in 4Q08
- End-of-period outstandings (excluding the WaMu portfolio) of $150.2B flat YoY and down 7% QoQ
- Sales volume (excluding the WaMu portfolio) declined 9% YoY and 16% QoQ
- Revenue of $5.1B up 31% YoY due to the impact of the WaMu transaction
- Managed margin (excluding the WaMu portfolio) of 8.75% up from 8.34% in 1Q08 and 8.18% in 4Q08
- Expense of $1.3B up 6% YoY due to the impact of the WaMu transaction

FINANCIAL RESULTS
JPMorgan Chase & Co.
13

Commercial Banking

$ in millions		$ O/(U)	
	1Q09	4Q08	1Q08
Revenue	$1,402	($77)	$335
Middle Market Banking	752	(44)	46
Commercial Term Lending	228	(15)	228
Mid-Corporate Banking	242	(1)	35
Real Estate Banking	120	(11)	23
Other	60	(6)	3
Credit Costs	293	103	192
Expense	553	54	68
Net Income	$338	($142)	$46
Key Statistics ($B)[1]			
Avg Loans & Leases	$113.9	$117.7	$68.0
Avg Liability Balances[2]	$115.0	$114.1	$99.5
Allowance for Loan Losses	$2.9	$2.8	$1.8
NPLs	$1.5	$1.0	$0.4
Net Charge-Off Rate[3]	0.48%	0.40%	0.48%
ALL / Average Loans[3]	2.59%	2.41%	2.65%
ROE[4]	17%	24%	17%
Overhead Ratio	39%	34%	45%
EOP Equity	$8.0	$8.0	$7.0

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[4] Calculated based on average equity. 1Q09 average equity was $8B

- Net income of $338mm up $46mm or 16% YoY
- Average loans and liability balances (excluding the WaMu portfolio) up 2% YoY and 15% YoY, respectively
- Revenue of $1.4B up 31% YoY due to the impact of the WaMu transaction and higher noninterest revenue; revenue down 5% QoQ due to spread compression in the liability portfolio predominantly offset by wider loan spreads
- Increased credit costs in 1Q09 reflect a weakening credit environment
  - Loan loss coverage ratio of 2.59% in 1Q09 down from 2.65% in 1Q08, reflecting the changed mix of the loan portfolio due to the WaMu transaction, and up from 2.41% in 4Q08
- Expense up $68mm or 14% YoY due to the impact of the WaMu transaction and higher FDIC insurance premiums; overhead ratio of 39%

FINANCIAL RESULTS

JPMorgan Chase & Co.

14

Treasury & Securities Services

$ in millions		$ O/(U)	
	1Q09	4Q08	1Q08
Revenue	$1,821	($428)	($92)
Treasury Services	931	(137)	71
Worldwide Securities Svcs	890	(291)	(163)
Expense	1,319	(20)	91
Net Income	$308	($225)	($95)
Key Statistics[1]			
Avg Liability Balances ($B)[2]	$276.5	$336.3	$254.4
Assets under Custody ($T)	$13.5	$13.2	$15.7
Pretax Margin	26%	37%	34%
ROE[3]	25%	47%	46%
TSS Firmwide Revenue	$2,529	$3,090	$2,598
TS Firmwide Revenue	$1,639	$1,909	$1,545
TSS Firmwide Avg Liab Bal ($B)[2]	$391.5	$450.4	$353.8
EOP Equity ($B)	$5.0	$4.5	$3.5

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity. 1Q09 average equity was $5.0B

- Net income of $308mm down 24% YoY
  - Pretax margin of 26%
- Liability balances up 9% YoY and down 18% QoQ
  - Balances in 4Q08 reflected increased client deposit activity resulting from recent market conditions
- Assets under custody down 14% YoY and up 2% QoQ
- Revenue of $1.8B down 5% YoY and 19% QoQ, primarily driven by WSS:
  - WSS revenue of $0.9B down 25% QoQ due to:
    - Declining balances and spreads in both liability products and securities lending
    - Lower depositary receipt revenue (in part due to seasonal revenue in the prior quarter)
  - Revenue in TS reflects changes in liability balances
- Expense up 7% YoY driven by:
  - Higher FDIC insurance premiums
  - Investment in new product platforms

FINANCIAL RESULTS
JPMorgan Chase & Co.
15

Asset Management

$ in millions		$ O/(U)	
	1Q09	4Q08	1Q08
Revenue	$1,703	$45	($198)
Private Bank	583	(47)	(13)
Institutional	460	133	(30)
Private Wealth Management	312	(18)	(37)
Retail	253	(12)	(213)
Bear Stearns Brokerage	95	(11)	95
Credit Costs	33	1	17
Expense	1,298	85	(25)
Net Income	$224	($31)	($132)
Key Statistics ($B)[1]			
Assets under Management[2]	$1,115	$1,133	$1,187
Assets under Supervision[2]	$1,464	$1,496	$1,569
Average Loans	$34.6	$36.9	$36.6
Average Deposits	$81.7	$76.9	$68.2
Pretax Margin	22%	25%	30%
ROE[3]	13%	14%	29%
EOP Equity	$7.0	$7.0	$5.0

- Net income of $224mm down 37% YoY
  - Pretax margin of 22%
- Assets under management of $1.1T, down 6% YoY
  - Market declines drove AUM down by $191B
  - Net AUM inflows of $15B for the quarter; $119B for the past 12 months
  - Growth of 33% in liquidity products
- Revenue of $1.7B down 10% YoY primarily due to the effect of lower markets, offset partially by revenue on net AUM inflows and higher deposit revenue
- Mixed global investment performance
  - 66% of mutual fund AUM ranked in the first or second quartiles over past five years; 62% over past three years; 54% over one year
- Expense down 2% YoY, due to lower performance-based compensation and lower headcount-related expense, offset by higher FDIC insurance premiums

[1] Actual numbers for all periods, not over/under
[2] Reflects $15B for assets under management and $68B for assets under supervision from the Bear Stearns merger on May 30, 2008
[3] Calculated based on average equity. 1Q09 average equity was $7.0B

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
16

Corporate/Private Equity $ in millions $ O/(U) Private Equity 1Q09 4Q08 1Q08 Private Equity losses of $462mm in 1Q09 Private Equity ($280) $402 ($337) EOP Private Equity portfolio of $6.6B Represents 5.4% of shareholders’ Corporate 252 (911) (802) equity less goodwill Corporate Merger-related items (234) (1,298) (234) Net income of $252mm Net Income ($262) ($1,807) ($1,373)

Capital Management $ in billions 1Q09 4Q08 1Q08 Tier 1 Capital1 $137 $136 $90 Tier 1 Capital1 ex. TARP $112 $111 $90 Tangible Common Equity2 $87 $84 $76 Risk-Weighted Assets1 $1,214 $1,245 $1,076 Total Assets $2,079 $2,175 $1,643 Tier 1 Capital Ratio1 11.3% 10.9% 8.3% Tier 1 Capital Ratio1 ex. TARP 9.2% 8.9% 8.3% TCE/RWA1,2 7.2% 6.8% 7.1% TCE/Tangible Assets2 4.3% 4.0% 4.8% 1 Estimated for 1Q09 2 See Note 1 on page 21 R E S U L T S Note: Firm-wide Level 3 assets are expected to be 7%+/- of total firm assets at 3/31/09

Substantially increased loan loss reserves, maintaining strong coverage ratios $ in millions Loan Loss Reserve/Total Loans Loan Loss Reserve Loan Loss Reserve/NPLs 45000 5.0% Nonperforming Loans 500% 5% 36000 4.0% 400% 4% 27,381 27000 3.0% 300% 3% 18000 2.0% 200% 2% 23,164 13,246 19,052 9000 11,746 1% 1.0% 9,234 100% 7,300 7,633 8,113 11,401 6,933 8,953 2,490 3,282 4,401 5,273 0.0% 1,907 2,006 0% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 Peer comparison Notes: Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. If these loans were included, the loan loss reserve ratio at 1Q09, 4Q08 and 3Q08 would have been 3.95%, 3.18% and 2.56%, 1Q09 4Q08 respectively 1 Peer average reflects equivalent metrics for key competitors. Consumer and Firmwide peers are defined as C, JPM JPM Peer Avg.1 BAC and WFC. Wholesale peers are defined as C and BAC Consumer LLR/Total Loans 5.20% 4.24% 3.03% LLR/NPLs 252% 253% 205% R E S U L T S Wholesale LLR/Total Loans 3.43% 2.64% 2.64% LLR/NPLs 219% 279% 84% Firmwide LLR/Total Loans 4.53% 3.62% 2.74% F I N A N C I A L LLR/NPLs 241% 260% 161% 19

Outlook

Investment Bank

- Trading can be volatile
- Uncertain environment, risks still remain

Retail Financial Services

- Home lending quarterly losses (incl. WaMu) over the next several quarters could be as high as:
  - Home equity - $1.4B
  - Prime mortgage - $500mm
  - Subprime mortgage - $375mm-$475mm
- Solid underlying growth in Consumer Banking
- Strong 1Q09 MSR risk management results - not likely to be repeated

Card Services

- Chase losses could approach 9% +/- next quarter; could trend up further depending on unemployment in 2009
- WaMu losses to approach 18-24% by end of 2009
- Lower charge volume

Commercial Banking

- Current revenue level is a reasonable expectation
- Higher credit costs expected

Treasury & Securities Services

- Revenue of $2.0B +/- for next couple of quarters driven by lower assets under custody and lower liability balances and spreads

Asset Management

- At current market levels, quarterly revenue of $1.8B +/- is a reasonable run rate for the near term

Corporate/Private Equity

- Private Equity
  - At current market levels, expect modest possible write-downs over near term
- Corporate
  - More sizable investment portfolio; higher net interest income, some trading volatility

Overall

- Special FDIC assessment
- If economy weakens further, additional reserving actions may be required

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
20

Notes on non-GAAP financial measures and forward-looking statements This presentation includes non-GAAP financial measures. 1.Tangible Common Equity (“TCE”) is calculated, for all purposes, as common stockholders equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. TCE is, in management’s view, a meaningful measure of capital quality. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies 2.Financial results are presented on a managed basis, as such basis is described in the firm’s Annual Report on Form 10-K for the year ended December 31, 2008 3.All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filing, to which reference is hereby made Forward looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form R E S U L T S 10-K for the year ended December 31, 2008, which has been filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect A N C I A L the impact of circumstances or events that may arise after the date of the forward-looking statements.

Reconciliation of GAAP to Non-GAAP Results $ in millions 1Q09 4Q08 1Q08 Revenue Reported Revenue 25,025 17,226 16,890 Impact of Card Securitizations 1,464 1,228 681 Tax Equivalent Adjustments 433 654 327 Managed Revenue 26,922 19,108 17,898 Merger-related Items 140 214 - Adjusted Revenue $27,062 $19,322 $17,898 Credit Costs Provision for Credit Losses 8,596 7,313 4,424 Impact of Card Securitizations 1,464 1,228 681 Credit Costs 10,060 8,541 5,105 Merger-related Items - 42 — Adjusted Credit Costs $10,060 $8,583 $5,105 Expense Reported Expense 13,373 11,255 8,931 Merger-related Items (237) (248) — Adjusted Expense $13,136 $11,007 $8,931